                                                                   Exhibit 3-254

-------------------------------------------------------------------------------

                          COMMONWEALTH OF PENNSYLVANIA

                              DEPARTMENT OF STATE

                               November 04, 2003

                TO ALL WHOM THESE PRESENTS SHALL COME, GREETING:

                             ROSE VIEW MANOR, INC.

I, Pedro A. Cortes, Secretary of the Commonwealth of Pennsylvania do hereby certify that the foregoing and annexed is a true and correct photocopy of Articles of Incorporation and all Amendments which appear of record in this department

                                        IN TESTIMONY WHEREOF, I have hereunto
                                        set my hand and caused the Seal of the
                                        Secretary's Office to be affixed, the
                                        day and year above written.

                                        [graphic omitted]
                                         --------------------------------------
                                         Secretary of the Commonwealth
[graphic of seal omitted]


                                                                         dboyer

[o]
DSCB204 (Rev. 81)                                      PLEASE INDICATE (CHECK ONE) TYPE CORPORATION:
             ARTICLES OF INCORPORATION                 |XX| DOMESTIC BUSINESS CORPORATION                                FEE
              (PREPARE IN TRIPLICATE)                                                                                 $75.00
                                                       |_| DOMESTIC BUSINESS CORPORATION
            COMMONWEALTH OF PENNSYLVANIA                   A CLOSE CORPORATION - COMPLETE BACK
     DEPARTMENT OF STATE - CORPORATION BUREAU          |_| DOMESTIC PROFESSIONAL CORPORATION
  308 NORTH OFFICE BUILDING, HARRISBURG, PA 17120          ENTER BOARD LICENSE NO.

--------------------------------------------------------------------------------
010 NAME OF CORPORATION (MUST CONTAIN A CORPORATE INDICATOR UNLESS EXEMPT
UNDER 15 P.S. 2908 8)
      ROSE VIEW MANOR, INC.
--------------------------------------------------------------------------------
011 ADDRESS OF REGISTERED OFFICE IN PENNSYLVANIA (P.O. BOX NUMBER NOT
ACCEPTABLE)
      329 Market Street
--------------------------------------------------------------------------------
012 CITY            033 COUNTY        013 STATE           084 ZIP CODE
    Willamsport         Lycoming (41)     Pennsylvania        17701
--------------------------------------------------------------------------------
050 EXPLAIN THE PURPOSE OR PURPOSES OF THE CORPORATION

Unlimited power to engage in and to do any lawful act concerning, any or all lawful business for which corporations may be incorporated under this Act and that the corporation is incorporated under this Act.


(ATTACH 81/2 x 11 SHEET IF NECESSARY)
--------------------------------------------------------------------------------
The Aggregate Number Shares, Classes of Shares and Par Value of Shares Which the Corporation Shall have Authority to Issue:


040 Number and Class of Shares           041 Stated Par Value Per      042 Total Authorized Capital      031 Term of Existence
                 500,000 common              Share if Any $1.00                $500,000.00                    perpetual
--------------------------------------------------------------------------------------------------------------------------------

The Name and Address of Each Incorporator, and the Number and Class of Shares Subscribed to by each incorporator

                          061, 062
060 Name                  063, 064 Address         (Street, City, State, Zip Code)                      Number & Class of Shares
--------------------------------------------------------------------------------------------------------------------------------
  Russel W. Twigg         1207 Weldon Street, Montoursville, PA 17754                                        1 share common
--------------------------------------------------------------------------------------------------------------------------------
                                               (ATTACH 81/2 x 11 SHEET IF NECESSARY)
--------------------------------------------------------------------------------------------------------------------------------

  IN TESTIMONY WHEREOF, THE INCORPORATOR (S) HAS (HAVE) SIGNED AND SEALED THE ARTICLES OF INCORPORATION THIS 3rd DAY OF March 1987.

                                                    /s/ Russell W. Twigg
----------------------------                        ----------------------------
                                                         Russell W. Twigg

--------------------------------------------------------------------------------
                            - FOR OFFICE USE ONLY -
--------------------------------------------------------------------------------

030 FILED                     002 CODE                003 REV BOX         SEQUENTIAL NO.       100 MICROFILM NUMBER
                                                                                12131                        87191460
        MAR 6 1987            ________________        ____________        ______________       _________________________________
                              REVIEWED BY             004 SICC                 AMOUNT                 001 CORPORATION NUMBER
                                                                               $  75                          967277
  [graphic of signature       ________________        ____________        ______________        _________________________________
         omitted]             DATE APPROVED           CERTIFY TO          INPUT BY                 LOG IN      LOG IN (REFILE)
                                                                          [graphic omitted]
     Secretary of the         ________________        |_| REV.            ______________         _________________________________
       Commonwealth           DATE REJECTED                               VERIFIED BY              LOG OUT     LOG OUT (REFILE)
    Department of State                               |_| L & I           [graphic omitted]
      Commonwealth of         ________________
       Pennsylvania           MAILED BY   DATE        |_| OTHER

                          Commonwealth of Pennsylvania

                              Department of State

                                [graphic omitted]

                          CERTIFICATE OF INCORPORATION

                  Office of the Secretary of the Commonwealth

              To All to Whom These Presents Shall Come, Greeting:

Whereas, Under the provisions of the Laws of the Commonwealth, the Secretary of the Commonwealth is authorized and required to issue a "Certificate of Incorporation" evidencing the incorporation of an entity.

Whereas, The stipulations and conditions of the Law have been fully complied with by

                             ROSE VIEW MANOR, INC.

Therefore, Know Ye, That subject to the Constitution of this Commonwealth, and under the authority of the Laws thereof, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, declare and certify the creation, erection and incorporation of the above in deed and in law by the name chosen hereinbefore specified.

   Such corporation shall have and enjoy and shall be subject to all the powers, duties, requirements, and restrictions, specified and enjoined in and by the applicable laws of this Commonwealth.

                                        Given under my Hand and the Great Seal
                                              of the Commonwealth, at the City
                                              of Harrisburg, this 6th day of
                                              March in the year of our Lord one
                                              thousand nine hundred and eighty-
                                              seven and of the Commonwealth the
                                              two hundred eleventh
[graphic omitted]
                                              /s/ [graphic omitted]
                                              ----------------------------------
                                                Secretary of the Commonwealth


                                                                        0967277



        MICHAEL J CASALE JR
        329 MARKET STREET
        WILLIAMSPORT, PA 17701

Microfilm Number______         Filed with the Department of State on AUG 16 1994

Entry Number  967277                  /s/ [graphic omitted]
                               -------------------------------------------------
                                         Secretary of the Commonwealth

                ARTICLES OF MERGER-DOMESTIC BUSINESS CORPORATION
                             DSCB:15-1926 (Rev 91)

   In compliance with the requirements of 15 Pa.C.S. ss. 1926 (relating to articles of merger or consolidation), the undersigned business corporations, desiring to effect a merger, hereby state that:

1. The name of the corporation surviving the merger is: Rose View Manor, Inc.
   -----------------------------------------------------------------------------
2. (Check and complete one of the following):

   |X| The surviving corporation is a domestic business corporation and the (a) address of its current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

   (a)  329 Market Street      Williamsport      PA      17701      Lycoming
      --------------------------------------------------------------------------
      Number and Street     City      State      Zip              County

   (b) c/o:_____________________________________________________________________
           Name of Commercial Registered Office Provider          County

   For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

   |_| The surviving corporation is a qualified foreign business corporation incorporated under the laws of ____________and the (a) address of its current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

  (a)  _________________________________________________________________________
          Number and Street        City        State      Zip       County


  (b) c/o:______________________________________________________________________
           Name of Commercial Registered Office Provider            County

     For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

   |_| The surviving corporation is a nonqualifled foreign business corporation incorporated under the laws of __________________ and the address of its principal office under the laws of such domiciliary jurisdiction is:

     ___________________________________________________________________________
          Number and Street        City        State      Zip       County

3. The name and the address of the registered office in this Commonwealth or name of its commercial registered office provider and the county of venue of each other domestic business corporation and qualified foreign business corporation which is a party to the plan of merger are as follows:

   Name of Corporation           Address of Registered Office or Name of Commercial Registered Office Provider        County
   Rose View Acquisition Corp.   CT Corporation System
                                 1635 Market Street
                                 Philadelphia, PA 19102
                                                                             [o]


M. BURR KEIM COMPANY

(215)503-8113 (800) 533-8113

DSCB: 15-1926 (Rev. 91)-2

4. (Check, and if appropriate complete, one of the following):

|X| The plan of merger shall be effective upon filing these Articles of Merger in the Department of State.

|_| The plan of merger shall be effective on _____________ at _____________
                                                Date            Hour

5. The manner in which the plan of merger was adopted by each domestic corporation is as follows:

   Name of corporation               Manner of adoption

   Rose View Acquisition Corp.       Adopted by action of the Directors and
                                     Shareholders of the corporation pursuant to
                                     15 Pa. C.S. Section 1924(a)
   Rose View Manor, inc.             Adopted by action of the Directors and
                                     Shareholders of the corporation pursuant to
                                     15 Pa. C.S. Section 1924(a)
--------------------------------------------------------------------------------
7. (Check, and if appropriate complete, one of the following):

|_| The plan of merger is set forth in full in Exhibit A attached hereto and made a part hereof.

|_| Pursuant to 15 Pa.C.S. ss. 1901 (relating to omission of certain provisions from filed plans) the provisions, if any, of the plan of merger that amend or constitute the operative Articles of Incorporation of the surviving corporation as in effect subsequent to the effective date of the plan are set forth in full in Exhibit A attached hereto and made a part hereof. The full text of the plan of merger is on file at the principal place of business of the surviving corporation, the address of which is:

     353 Pine Street, P.O. Box 513    Williamsport       PA        17703
     ---------------------------------------------------------------------------
     Number and Street                City               State     Zip

   IN TESTIMONY WHEREOF, the undersigned corporation or each undersigned corporation has caused these Articles of Merger to be signed by a duly authorized officer thereof this ______ day of August, 1994

Rose View Acquisition Corp.               Rose View Manor, Inc.
-------------------------------------     --------------------------------------
      (Name of Corporation)                       (Name of Corporation)

BY: /s/ [graphic of signature omitted]    BY: /s/ [graphic omitted]
-------------------------------------     --------------------------------------
        (Signature)                                     (Signature)


TITLE:_______________________________      TITLE:_______________________________

Microfilm Number 9772-131      Filed with the Department of State on SEP 29 1997

Entry Number  967277                  /s/ [graphic omitted]
                               -------------------------------------------------
                                         Secretary of the Commonwealth

                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                              DSCB:15-l5O7 (Rev 89)

indicate type of entity (check one):

|X| Domestic Business Corporation             |_| Limited Partnership

|_| Foreign Business Corporation              |_| Foreign Nonprofit Corporation

|_| Domestic Nonprofit Corporation

1. The name of the corporation or limited partnership is: Rose View Manor, Inc.
                           ______________________

2. The (a) address of this corporation's or limited partnership's current registered office in this Commonwealth or (b) commercial registered office provider and the county of venue is: (the Department is hereby authorized to correct the following address to conform to the records of the Department):

   (a)  329 Market Street     Williamsport    Pennysylvania   17701
      --------------------------------------------------------------------------
      Number and Street            City           State        Zip       County

   (b) c/o:_____________________________________________________________________
           Name of Commercial Registered Office Provider                 County

   For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

3. The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is (complete part (a) or (b));

   (a) _________________________________________________________________________
          Number and Street        City        State     Zip       County


   (b) United Corporate Services, Inc.                             Dauphin
       -------------------------------------------------------------------------
       Name of Commercial Registered Office Provider               County

   For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

4. Such change was authorized by the Board of Directors of the corporation. (not applicable to limited partnerships)

   IN TESTIMONY WHEREOF, the undersigned corporation or limited partnership has caused this statement to be signed by a duly authorized officer this 24th day of September 1997.

                                        Rose View Manor, Inc.
                                        ----------------------------------------
                                        Name of Corporation/Limited Partnership

                                        BY: /s/ [graphic omitted]
                                        ----------------------------------------
                                                Signature

                                        TITLE:  Brad Burkett, Secretary
                                        ----------------------------------------

SEP 29 97
PA Dept of State
[o]

DSCB:15-1507/4144/5507/6144/8506 (Rev. 90)-2

4. (Strike out if a limited partnership): Such change was authorized by the Board of Directors of the corporation.

   IN TESTIMONY WHEREOF, the undersigned corporation or limited partnership has caused this statement to be signed by a duly authorized officer this 15th day of May, 1998.


                                        Rose View Manor, Inc.
                                        ----------------------------------------
                                        Name of Corporation/Limited Partnership

                                        BY: /s/ Ira C. Gubernick
                                        ----------------------------------------
                                                (Signature) Ira C. Gubernick

                                        TITLE: Secretary
                                        ----------------------------------------

                                 2002027 - 362

--------------------------------------------------------------------------------
                        PENNSYLVANIA DEPARTMENT OF STATE
                               CORPORATION BUREAU
--------------------------------------------------------------------------------
                              Decennial Report of
Entity Number              Association Continued Existence
967277                        (54 Pa.C.S. ss. 503)

Name                                            Document will be returned to the
CT Corporation                                  name and address you enter to
------------------------------------------      the left.
Address
------------------------------------------      [arrow omitted]
City        State        Zip Code
------------------------------------------

Fee: $52
                               Filed in the Department of State on JAN 02 2002

                                  /s/ [graphic omitted]
                               -------------------------------------------------
                                      Secretary of the Commonwealth

   In compliance with the requirements of 54 Pa.C.S. ss. 503 (relating to decennial filings required) the undersigned association hereby state that:

1. The name of the association to which this report relates is:

   Rose View Manor. Inc.
   -----------------------------------------------------------------------------

2. The (a) address of this associations current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

   (a)  Number and Street               City       State  Zip      County

        101 E State Street      Kennett Square     PA     19348    Chester
        ------------------------------------------------------------------------

   (b)  Name of Commercial Registered Office Provider               County
        ------------------------------------------------------------------------

3. The association has not during the preceding ten years made any filing in the Department a permanent record of which is retained by the Department.

4. The association continues to exist.

2002027 - 363

DSCB:54-503-2


                                        IN TESTIMONY WHEREOF, the undersigned
                                        association has caused this Decennial
                                        Report of Association Continued
                                        Existence to be signed by a duly
                                        authorized officer this

                                        ____day of_______, ______

                                        /s/ Rose View Manor, Inc.
                                        ---------------------------------------
                                                Name of Association

                                        /s/ [graphic omitted]
                                        ---------------------------------------
                                                      Signature

                                        Sr. VP, General Counsel & Secretary
                                        ---------------------------------------
                                                   Title